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THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1993 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S.PERSONS (AS DEFINED IN REGULATION S OF THE 1993 ACT) EXCEPT AS PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

                                               Warrant to Purchase 25,000 Shares

                                     WARRANT

                           to Purchase Common Stock of

                      BYRON PREISS MULTIMEDIA COMPANY, INC.

         THIS CERTIFIES THAT, for value received, ___________________ _______________ ("Holder") is entitled to purchase from BYRON PREISS MULTIMEDIA COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter called the "Company"), in whole or in part, at a purchase price per share equal to the Warrant Purchase Price (as defined herein) from time to time in effect, at any time from and after February 1, 1998 to and including January 31, 1999 (the "Final Exercise Date"), 25,000 shares of the Company's Common Stock, par value $.001 per share, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

         Certain terms used in this Warrant are defined in Section 5.

         The number of shares of Common Stock purchasable hereunder, and the Warrant Purchase Price payable therefor, are subject to adjustment as hereinafter set forth.

         This Warrant is exercisable at any time after February 1, 1998 to and including January 31, 1999.

         1. (a) Exercise of Warrant. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by delivering to the office of the Company at 24 West 25th Street - 10th Floor, New York, New York 10010 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof),

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                  (i)  this Warrant, together with a properly completed
         Subscription Form in the form attached hereto, and

                  (ii) a certified check or bank draft in the amount of the aggregate Warrant Purchase Price for each share of Common Stock being purchased.

The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been delivered to the Company and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten Business Days (to the extent it can legally do so), after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the Holder hereof within such time, or, at the request of such Holder, appropriate notation may be made on this Warrant and the same returned to such holder.

         (b) Transfer Restriction Legend. Each certificate for Warrant Shares initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant and such other legend(s) as may be required to comply with applicable state securities laws.

                  Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless in the opinion of counsel reasonably satisfactory to the Company the securities represented thereby need no longer be subject to the restrictions contained in this Warrant. The provisions of paragraph 2 shall be binding upon all subsequent holders of certificates bearing the above legend.

         2. Warrants and Warrant Shares Not Registered. The Holder, by acceptance thereof, represents and acknowledges that this Warrant and the Warrant Shares which may be purchased upon exercise of this Warrant are not being registered under the Securities Act and are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws of the Untied States, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Holder set forth in the Offshore Securities Agreement, dated as of the date hereof, between the Company and Holder, in order to determine the applicability of such exemptions and the suitability of Holder and any purchaser from Holder to acquire the Securities.

         3. Special Agreements of the Company. The Company covenants and agrees that:

         (a) Character of Warrant Shares. All shares which may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable.

         (b) Will Reserve Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its

Common Stock of the appropriate class to provide for the exercise of the rights represented by this Warrant.

         4. Adjustments.

         (a) Adjustment of the Warrant Purchase Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split) by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Warrant Purchase Price and the number of Warrant Shares available for purchase in effect immediately prior to such subdivision, combination or dividend shall be proportionately adjusted.

         (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock, or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person or entity, then, as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Warrant Purchase Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger or consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrant Holder after the reorganization, merger, consolidation or sale to the end that provisions of this Warrant (including adjustment of the Warrant Purchase Price then in effect and the number of Warrant Shares purchasable on exercise of this Warrant, but without any change in the aggregate Warrant Purchase Price) shall be applicable after that event, as near as is reasonably possible, in relation to any shares or other securities or property deliverable after that event upon exercise of this Warrant.

         (c) Adjustment For Dissolution In the case of a voluntary or involuntary dissolution, liquidation or winding up of the Company or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, in connection with which the Company is dissolved, Holder shall have the right thereafter (after the commencement of and until the expiration of the right of exercise of such Warrant) to receive upon the exercise thereof, for the same aggregate Warrant Purchase Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such voluntary or involuntary dissolution, liquidation or winding up of the Company or the dissolution following any sale or other transfer, by Holder of the number of shares of Common Stock of the Company obtainable upon exercise of such Warrant immediately prior to such event.

         (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Warrant Holder a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request of Holder, at any time, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Warrant Purchase Price in effect at the time; and (iii) the number of Warrant Shares that at the time would be received upon the exercise of this Warrant.

         (e) Notice of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than ordinary cash

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dividends) or other distribution, the Company shall use its reasonable efforts to mail to the Warrant Holder, at least ten (10) days prior to the date specified for the taking of a record, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         5. Definitions. The terms defined in this paragraph 5, whenever used in this Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified.

                           "Commission" shall mean the Securities and Exchange
                  Commission, or any other Federal agency then administering the Securities Act.

                           "Common Stock" shall mean and include the Company's
                  Common Stock, $.001 par value per share.

                           "Company" shall mean Byron Preiss Multimedia Company,
                  Inc., a New York corporation, and also includes any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

                           "Outstanding" when used with reference to Common
                  Stock shall mean at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to paragraph 4), except shares then owned or held by or for the account of the Company.

                           "Securities Act" shall mean the Securities Act of
                  1933, or any similar Federal statute, and the rules and regulations of the Commission, or any other Federal agency then administering such Securities Act, thereunder, all as the same shall be in effect at the time.


                           "Warrant Purchase Price" shall mean the purchase
                  price per share of Common Stock payable upon exercise of this Warrant, which shall be the purchase price of Two Dollars and Forty cents (US $2.40) per share, as adjusted from time to time pursuant to the other provisions hereof providing for adjustments to the Warrant Purchase Price.

                           "Warrant" shall mean this Warrant issued by the
                  Company evidencing the right to purchase an aggregate of 25,000 shares of Common Stock, and all Warrants issued in exchange, transfer or replacement of any thereof.

                           "Warrant Shares" shall mean the shares of Common
                  Stock purchased or purchasable by the holders of Warrants upon the exercise thereof pursuant to paragraph 1.

         6. Exchange, Replacement and Assignability. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, of a bond of indemnity or other security satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to Holder a new Warrant of like tenor and date, in lieu of this Warrant, or such new Warrants, representing the right to purchase the number of shares which may be purchased hereunder.

         7. Transfer Books; No Rights as Stockholder; Survival of Rights. The Company will at no time close its transfer books against the transfer of this Warrant or any Warrant Shares in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle Holder to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of Holder and of any holder of Warrant Shares issued upon exercise of this Warrant pursuant to the terms of this Warrant shall survive the exercise of this Warrant.

         8. Governing Law; Amendments and Waivers; Headings. The validity, interpretation and performance of this Warrant and each of its terms and provisions shall be governed by the laws of the State of New York. No provision of this Warrant may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         9. Notices. Any notice or other document required or permitted to be given or delivered to Holder shall be delivered at, or sent by certified or registered mail to Holder at, the address shown on such holder's Warrant or to such other address as shall have been furnished to the Company in writing by Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company at 24 West 25th Street -

5th Floor, New York, New York

10010, or such other address or addresses as shall have been furnished to Holder by the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, and to be dated as of , 1997.

                                  BYRON PREISS MULTIMEDIA
                                  COMPANY, INC.

                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                             FULL SUBSCRIPTION FORM

                To Be Executed by the Registered Holder in Order
                     to Exercise in Full the Within Warrant

         The undersigned hereby exercises the right to purchase the _______ shares of ___ Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $ ________ representing the Warrant Purchase Price of $ __________ per share in effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:  _______________________, 19___.

                                        Signature
                                                 -----------------------------

                                        Address
                                                 -----------------------------

                                                 -----------------------------

                            PARTIAL SUBSCRIPTION FORM

                To Be Executed by The Registered Holder in Order
                   to Exercise in Part Only the Within Warrant

         The undersigned hereby exercises the right to purchase ____ shares of the total of _______ shares of ____ Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $___________ representing the Warrant Purchase Price of $_________________ per

share in effect at this date. Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

         (The following paragraph need be completed only if the Warrant Purchase Price and number of shares of Common Stock specified in the within Warrant have been adjusted pursuant to paragraph 4 of the Warrant.)

         The shares hereby subscribed for constitute __________ shares of Common Stock (to the nearest whole share) resulting from adjustment of _______ shares of the total of ________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant, leaving a balance of ________ shares of Common Stock, as constituted at the date of the Warrant, to be covered by the new Warrant.

Dated:  ____________________, 19____.


                                        Signature
                                                 -----------------------------

                                        Address
                                                 -----------------------------

                                                 -----------------------------